SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549

	------------------------

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d)
	Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):             July 24, 2001
									---------------


	ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
	------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



488 Main Avenue, Norwalk, Connecticut                06851
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-849-2500
                                                 ------------








Item 5.	Other Events.
		------------

	Debt Arrangements
	-----------------

On July 24, 2001, Systems Holding, Inc. ("Holdco"), a company organized by Norton Garfinkle and Bruce F. Failing, Jr., the Registrant's principal stockholders, acquired, as nominee for Holdco's stockholders, substantially all the Registrant's outstanding 10% Guaranteed Secured Notes (the "10% Notes") for cash equal to one-half of the aggregate of the principal amount of the 10% Notes plus accrued interest thereon. In addition, upon consummation of the previously announced merger (the "Merger") of a wholly-owned subsidiary of Holdco with the Registrant, as a result of which the Registrant will be the surviving company as a subsidiary of Holdco, Holdco will be obligated to issue to the sellers an aggregate of five percent of the common equity of Holdco. The selling noteholders have also extended an option to Holdco, exercisable at Holdco's option through July 2002, to acquire substantially all of the Registrant's 8% Guaranteed Secured Notes (the "8% Notes") for cash equal to one-half of the aggregate of the principal amount of the 8% Notes plus accrued interest thereon.

	In connection with the acquisition of the 10% Notes, substantially all of the restrictive covenants contained therein have been eliminated, as well all guaranties and collateral for such notes. Holdco has further entered into an agreement with the Registrant to the effect that any and all defaults under the 10% Notes (which have an original maturity date of August 1, 2001) are waived, until such time as Holdco, in its sole discretion, delivers notice of revocation of the waiver. In addition, the selling holders of 10% Notes have agreed that, in the event the Merger is not consummated prior to the end of the current fiscal year, in lieu of shares of Holdco equity they will acquire shares of the Registrant's common stock, $.01 par value (the "ERS Common Stock"), aggregating five percent of the outstanding ERS Common Stock, and the Registrant has agreed to issue such shares in exchange for the assignment to it of Holdco's option on the 8% Notes.

	Conversion of NewCheck Interim Financing
	----------------------------------------

	Effective July 25, 2001, the previously reported interim financing extended to NewCheck Corporation ("NewCheck"), as part of arrangements entered into by the principal stockholders of NewCheck, has, pursuant to action taken by the Board of Directors and stockholders of NewCheck, been converted into a combination of additional shares of the Series C Cumulative Convertible Preferred Stock, $.0001 par value (the "NewCheck Senior Preferred Stock"), of NewCheck and additional principal amounts of NewCheck's 8% Convertible Promissory Notes, allocated in the same proportion as subscriptions to shares and notes in NewCheck's February 2000 placement. Accordingly, the aggregate principal amount of approximately $2,500,000 advanced by the Registrant to NewCheck as part of such interim arrangements, together with interest accrued thereon in the amount of approximately $95,600, has been converted into an aggregate of approximately 104,478 additional shares of NewCheck Senior Preferred Stock and an approximate additional $1,808,870 in principal amount of the NewCheck Convertible Promissory Note held by the Registrant, such additional principal convertible into approximately 243,783 shares of NewCheck Senior Preferred Stock. The shares of NewCheck Senior Preferred Stock acquired upon conversion of such interim arrangements, together with the shares acquired at closing in February 2000 by the Registrant, represent approximately 19% of NewCheck's outstanding voting securities.

Item 7.	Financial Statements and Exhibits.
		----------------------------------

	Exhibits.

		The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						ELECTRONIC RETAILING SYSTEMS
						 INTERNATIONAL, INC.



						By  s/Bruce F. Failing, Jr.
						   --------------------------------
						   Bruce F. Failing, Jr.
						   Vice Chairman and Chief
						     Executive Officer



Dated: as of July 24, 2001

INDEX TO EXHIBITS

Exhibit 		Description
-------		-----------

99.1			Press Release of the Registrant issued July 24,
			2001.

99.2			Consent Agreement dated July 3, 2001 among the
Registrant, Electronic Retailing Systems
International, Inc., a Connecticut corporation
("ERS Connecticut"), and Systems Holding Inc.

99.3 		Form of Amendment No. 1 dated July 24, 2001 to 10%
Guaranteed Secured Notes of the Registrant

99.4			Form of Amendment No. 1 dated July 24, 2001 to 8%
Guaranteed Secured Notes of the Registrant

99.5			Amendment No. 1 dated July 24, 2001 to Guaranty
Agreement executed by ERS Connecticut

99.6			Amendment No. 1 dated July 18, 2001 to Collateral
Assignment and Security Agreement among the Registrant, ERS (Connecticut) and United States
Trust Company of New York

99.7			Press Release of the Registrant issued July 26,
2001




4
corp\ers\sec.doc\8% 10% notes
5
corp\ers\sec.doc\merger.8k

	3
corp\ers\sec.doc\8K-delis.999